SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 21, 2018

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street Warren, Pennsylvania	16365
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code:        (814) 726-2140

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 ( § 230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2018, the Board of Directors of Northwest Bancshares, Inc. (the "Company"), named William W. Harvey, Jr. the Principal Accounting Officer of the Company. Mr. Harvey is currently the Senior Executive Vice President, Finance and Chief Financial Officer and has been employed with the Company since 1996. Reference is made to the Company’s definitive proxy statement for the 2018 annual meeting of stockholders for a description of Mr. Harvey’s compensation arrangements with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	March 22, 2018	By:	/s/ William J. Wagner
William J. Wagner
Chairman and Chief Executive Officer